UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 27, 2004

                        Structured Asset Securities Corporation
            (as Depositor) under the Trust Agreement, dated as September 1, 2004 providing for the issuance of Mortgage Pass-Through Certificates
                                    Series 2004-18H
                  (Exact name of registrant as specified in charter)

          Delaware                       333-115858             74-2440850
       (State or other               (Commission File             (IRS Employer
jurisdiction of organization)              Number)           Identification No.)

          745 Seventh Avenue, 7th Floor, New York, N. Y.                10019
           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 526 - 7000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-18H, which was made on December 27, 2004


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for distribution on December 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.







CITIBANK N. A., IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT




By:        /s/ Karen Schluter
        _____________________________

Name:      Karen Schluter
        _____________________________

Title:     Vice President
        _____________________________

Date:      Decemeber 30, 2004
        _____________________________